UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2014
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
777 Third Avenue, 22nd Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to February Securities Purchase Agreement

On January 6, 2014, Retrophin, Inc., a Delaware corporation (the “Company”), and the purchasers that are signatories thereto entered into a Second Amendment (the “February SPA Amendment”), to the Securities Purchase Agreement, dated as of February 12, 2013 and amended as of August 14, 2013 (the “February SPA”), pursuant to which the February SPA was amended to eliminate (i) all of such purchasers’ participation rights and (ii) certain restrictions on the Company’s ability to issue equity securities, in each case solely in connection with the Company’s issuance of shares of its common stock, par value $0.0001 per share (“Common Stock”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-192936), initially filed with the Securities Exchange Commission  on December 18, 2013  (the “Registration Statement”).

The foregoing description of the February SPA Amendment does not purport to describe all the terms and provisions thereof and is qualified in its entirety by reference to the February SPA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to August Securities Purchase Agreement

On January 6, 2014, the Company and the purchasers that are signatories thereto entered into a First Amendment (the “August SPA Amendment”),  to the Securities Purchase Agreement, dated as of August 14, 2013 (the “August SPA”), pursuant to which the August SPA was amended to eliminate all of such purchasers’ participation rights solely in connection with the Company’s issuance of shares of Common Stock pursuant to the Registration Statement.

The foregoing description of the August SPA Amendment does not purport to describe all the terms and provisions thereof and is qualified in its entirety by reference to the August SPA Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2013, the Board of Directors of the Company approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), to (i) facilitate direct share registration of the Common Stock and (ii) update certain indemnification provisions contained therein.  Direct Share Registration allows a stockholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows stockholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The foregoing description of the Amended and Restated Bylaws does not purport to describe all the terms and provisions thereof and is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

3.1	Amended and Restated Bylaws of Retrophin, Inc., effective as of January 6, 2014
10.1	Second Amendment to Securities Purchase Agreement, dated January 6, 2014, by and among the Company and the purchasers signatory thereto.
10.2	First Amendment to Securities Purchase Agreement, dated January 6, 2014, by and among the Company and the purchasers signatory thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: January 7, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer